UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 17, 2026
COMPASS PATHWAYS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-39522	Not applicable
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Broadwick Street
London W1F 0DQ
United Kingdom
(Address of Principal Executive Offices; Zip Code)
+1 (716) 676-6461
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.008 per share	CMPS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation Fair Disclosure.
On February 17, 2026, Compass Pathways plc (the “Company” or "Compass") will be making an investor presentation (the "Presentation"). A copy of the Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
On February 17, 2026, the Company announced the successful achievement of the primary endpoint in the ongoing Phase 3 COMP006 trial, the second of two Phase 3 trials, which is evaluating two fixed doses of COMP360, a synthetic, proprietary formulation of psilocybin, for treatment-resistant depression (TRD). The primary endpoint was the difference in change from baseline in the Montgomery-Åsberg Depression Rating Scale (MADRS) scores between the 25 mg and 1 mg groups at Week 6. Two fixed doses – administered 3 weeks apart – of COMP360 25 mg versus 1 mg demonstrated a highly statistically significant reduction in symptom severity with a p-value of <0.001 and a clinically meaningful difference of -3.8 points in change at the primary endpoint.

Across COMP005 and COMP006 to date, COMP360 is demonstrating a generally well-tolerated and safe profile, with treatment-emergent adverse events (TEAEs) being mild or moderate in severity, and the vast majority resolving within 24 hours. The data confirms a statistically significant rapid onset from the day following administration and maintained at all measured timepoints through Week 6 in both clinical trials in the 25 mg arm. COMP005 suggests that participants who demonstrated a clinically meaningful reduction in MADRS maintained durable treatment effect at least through Week 26, after just one or two doses. Retreatment with a second dose was well-tolerated, with a consistent safety profile.

Compass has submitted a request for a meeting with the U.S. Food and Drug Administration (FDA) to discuss a rolling submission and review.

Key Findings

Efficacy Profile

COMP005
•Primary endpoint of Part A (previously disclosed in June 2025): Single dose of COMP360 25 mg versus placebo with a mean treatment difference of -3.6 points, 95% CI [-5.7, -1.5]; p<0.001 at Week 64
•For participants who had a clinically meaningful reduction in MADRS (≥ 25%), a statistically significant rapid onset from the day following administration was maintained at all measured timepoints through Week 6 in the 25 mg arm
•25% of participants in the 25 mg arm achieved a clinically meaningful reduction in MADRS (≥ 25%) at Week 6 with durability lasting out through 26 weeks after just one or two doses of 25 mg
•Over 40% of those who achieved a clinically meaningful reduction in MADRS but had not remitted by 6 weeks went into remission after the second dose in Part B

COMP006
•Primary endpoint of Part A: Two doses of COMP360 25 mg versus 1 mg with a mean treatment difference of -3.8 points, 95% CI [-5.8, -1.8]; p<0.001 at Week 6
•39% of participants in the 25 mg arm achieved a clinically meaningful reduction in MADRS (≥ 25%) at Week 6
•For participants who achieved a clinically meaningful reduction in MADRS (≥ 25%), a statistically significant rapid onset from the day following administration was maintained at all measured timepoints through Week 6 in the 25 mg arm
•The 26-week data (Part B) from COMP006 is expected in early Q3 2026

Safety Profile

COMP005
In the 25 mg arm, (Part A and B):
•Most TEAEs occurred on the days of study drug administration (66%), with the vast majority (88%) resolving within a day
•Most common TEAEs reported were headache, nausea and visual hallucination
•There were 11 treatment-emergent serious adverse events (SAEs) from 8 participants (5%) overall

COMP006
In the 25 mg arm (Part A):
•Most TEAEs occurred on the days of study drug administration (73%) with the vast majority (83%) resolving within a day
•Most common TEAEs were headache, nausea, anxiety and visual hallucination
•There were 6 treatment-emergent serious adverse events (SAEs) from 6 participants (2%) overall

Across both trials, for the data available to date, the rate for SAE suicidal ideation was less than 1%. There was only one event of SAE suicidal behavior, which occurred in the 1 mg arm in COMP006.

The COMP360 program aims to evaluate the safety and efficacy of COMP360 psilocybin, a synthetic, proprietary formulation of psilocybin under investigation for difficult-to-treat mental health conditions. There are two pivotal Phase 3 trials, COMP005 and COMP006, evaluating the efficacy of COMP360 for treatment-resistant depression (TRD).

The ongoing COMP005 trial is a randomized, double-blind, placebo-controlled study, with 258 dosed participants across the United States and is assessing the efficacy and safety of a single dose of 25 mg COMP360 versus placebo for reducing symptom severity in TRD (COMP360 25 mg: n=171; placebo: n=87).The trial is comprised of three parts: Part A, which was blinded through 6 weeks; Part B, which has recently concluded and was blinded through week 26; and Part C, which contains an open-label treatment part from week 26 to 52.

The ongoing COMP006 trial, running in parallel to the COMP005 trial, is a randomized, double-blind study with 581 dosed participants across North America and Europe and is comparing the efficacy and safety of two fixed doses, taken three weeks apart, of 25 mg COMP360 to 10 mg COMP360 and 1 mg COMP360 (25 mg: n=296; 10 mg: n=142; 1 mg: n=143). The trial is comprised of three parts: Part A, which has recently concluded and was blinded through 9 weeks, Part B which remains blinded through week 26, and Part C, which contains an open-label treatment part from week 26 to 52.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements, other than statements of historical fact, including statements regarding the Company’s expectations regarding the safety or efficacy of its investigational COMP360 psilocybin treatment, including as a treatment for treatment of TRD or PTSD; the Company's plans and expectations regarding its clinical trials, including the Phase 3 trials in TRD and Phase 2b/3 trial in PTSD; the Company's expectations regarding the time periods for the release of data from Part B of the COMP006 Phase 3 trial for TRD; the Company's expectations regarding its discussions with the FDA, including discussions regarding potential NDA acceleration strategies, including potential for rolling NDA submission and review for COMP360 psilocybin treatment in TRD; the potential for the pivotal Phase 3 program in TRD to support regulatory filings and approvals; any implication that past results will be predictive of future results; and any other statements containing the words “expects,” “anticipates,” “plans,” and similar expressions, are forward-looking statements. These forward-looking statements are based on the Company’s current intentions, beliefs and expectations regarding future events. The Company cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from the Company’s expectations, including uncertainties associated with risks related to clinical development which is a lengthy and expensive process with uncertain outcomes, and therefore the Company’s clinical trials may be delayed or terminated and may be more costly than expected; the full results and safety data from the Phase 3 clinical trials in TRD may not be consistent with the preliminary results to date; the Company's acceleration strategies for its NDA submission may not be successful; FDA may ultimately disagree with the Company's proposal for a rolling NDA submission and may not permit us to utilize the rolling review process; the Company's efforts to obtain marketing approval from FDA or regulatory authorities in any other jurisdiction for the Company's investigational COMP360 psilocybin treatment may be unsuccessful; and those risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K or quarterly report on Form 10-Q and in other reports the Company has filed with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this Form 8-K, and, except as required by law, the Company does not undertake to update any forward-looking statement to reflect new information, events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated February 17, 2026.
104	Cover page interactive data file (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS PATHWAYS PLC

Date: February 17, 2026	By:	/s/ Teri Loxam
Teri Loxam
Chief Financial Officer